SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X}  Preliminary Proxy Statement            [  ]  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_______________________________________________________________________________
                            Capital Properties, Inc.
_______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

     (5) Total fee paid:
_______________________________________________________________________________


[ ] Fee paid previously with preliminary materials:

_______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

_______________________________________________________________________________

     (1) Amount previously paid:

_______________________________________________________________________________

     (2) Form, Schedule or Registration Statement no.:
_______________________________________________________________________________

     (3) Filing Party:

_______________________________________________________________________________

     (4) Date Filed:

_______________________________________________________________________________

                            CAPITAL PROPERTIES, INC.

                                 100 Dexter Road
                       East Providence, Rhode Island 02914


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 April 27, 1999


PLEASE TAKE NOTICE that the 1999 annual meeting of shareholders of Capital Properties, Inc. (the "Company") will be held at the offices of Hinckley, Allen and Snyder, 1500 Fleet Center in Providence, Rhode Island, on Tuesday, April 27, 1999 at 2:00 o'clock P.M., local time, for the following purposes:

     (1) To amend the By-laws to eliminate mandatory retirement age for directors;

     (2) To amend the By-laws to provide that further amendments to the By-laws may be adopted by a majority vote of either the board of directors or the shareholders;

     (3) To elect five directors to serve for a term of one year until their successors are elected and qualified;

     (4) To approve the appointment of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent auditors of the accounts of the Company for 1999; and

     (5) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the common stock on the books of the Company as of the close of business on March 1, 1999 will be entitled to vote.

                                           By Order of the Board of Directors



                                           STEPHEN J. CARLOTTI
                                           Secretary

East Providence, Rhode Island
March   , 1999

Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                           CAPITAL PROPERTIES, INC.


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 1999

                     SOLICITATION AND REVOCATION OF PROXIES


The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the "Company"), in connection with the annual meeting of shareholders to be held April 27, 1999, and the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on March , 1999.


                                VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 1999, will be entitled to vote at the meeting. Under the Company's articles of incorporation, each shareholder has one vote for every share owned. On the record date, there were 3,000,000 shares of common stock of the Company outstanding. There were no other outstanding securities of the Company entitled to vote.

The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.

Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to amending the By-laws, the approval of independent auditors, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.


                              AMENDMENTS TO BY-LAWS

The Board of Directors proposes to amend the By-laws of the Company in two respects. One relates to the eligibility of directors (Item 1) and the other to the procedure to amend the By-laws (Item 2).

Item 1:  Eligibility to Serve as a Director

The present By-laws provide that any person who has attained the age of 70 years is no longer eligible to be elected as a director. The Board of Directors believes that this limitation will force the Company to lose the services of valuable board members with substantial knowledge of the Company's history and operations. The proposed amendment would eliminate this age limitation by deleting the last sentence of Article III, Section 1 of the By-laws.

Item 2:  Procedure to Amend the By-laws

Currently, the By-laws may only be amended or repealed at a meeting of the shareholders by the vote of a majority of the shares present or represented at the meeting. The Board of Directors believes that this provision unduly restricts the Board's authority in establishing rules of governance and is inconsistent with the current practice of most publicly held corporations. Accordingly, the proposed amendment to Article VII of the By-laws would provide that either the Board of Directors or the shareholders could amend the By-laws. Amendments by the directors would require the vote of a majority of the directors while amendments by the shareholders would require the affirmative vote of a majority of the shares issued and outstanding and entitled to vote. The text of the amendment (which restates Article VII of the By-laws in its entirety) is as follows:

          "These By-laws may be altered, amended or repealed, or new By-laws may be adopted at any annual or special meeting of the shareholders by an affirmative vote of a majority of the shares issued and outstanding and entitled to vote; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-laws shall be contained in the notice of such meeting. The Board of Directors shall have like authority to alter, amend, repeal or adopt new By-laws by an affirmative vote of majority of the number of Directors fixed as provided in these By-laws; provided, however, that any action in that respect by the Board of Directors may be changed thereafter by the shareholders."

Vote Required

The approval of both proposed amendments to the By-laws requires the affirmative vote of a majority of the shares present or represented at the meeting.





                              ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                              Principal Occupation                      Director
Name and Age                  During Past Five Years                     Since
_______________________________________________________________________________

Robert H. Eder (66)........   Chairman of the Company, June 30, 1995     1995
                              to present; Chairman, Providence and
                              Worcester Railroad Company, 1983
                              to present

Ronald P. Chrzanowski (56)..  President of the Company, January 1,       1998
                              1998 to present; Vice President of the
                              Company, November 12, 1997 to
                              December 31, 1997; Vice President of
                              Providence and Worcester Railroad
                              Company, 1983-1997

James H. Dodge (58).........  Chairman, Chief Executive Officer and      1997
                              President, Providence Energy Corporation

Harold J. Harris (70).......  President, Wm. H. Harris, Inc. (Retailer)  1995

Henry S. Woodbridge, Jr.(70). Consultant                                 1990

Mr. Eder is also a director of Providence and Worcester Railroad Company. Mr. Dodge is also a director of Providence Energy Corporation. Mr. Harris is also a director of The Fairchild Corporation.

The Board of Directors has an Audit Committee and a Compensation Committee both currently comprised of Messrs. Dodge, Harris and Woodbridge. The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Compensation Committee is responsible for recommending to the full Board of Directors appropriate compensation levels for all officers of the Company. The Board does not have a nominating committee or a committee performing a similar function.

The Board of Directors held four meetings during the fiscal year ended December 31, 1998 and the Audit Committee and Compensation Committee each held two meetings during the fiscal year ended December 31, 1998.

Directors, other than directors who are employed by the Company, received a fee of $750 for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. Each member of the Audit and Compensation Committee received $250 for each attended meeting of that committee.

                             EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by the Company during the three-year period ended December 31, 1998, to each of its executive officers who earned more than $100,000 in salary and bonus in 1998, for services rendered in all capacities to the Company during 1998.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

Name and Principal                                                 All Other
Position                       Year       Salary                Compensation(1)
_______________________________________________________________________________

Robert H. Eder, Chairman       1998     $155,000                    $ --
                               1997      155,000                      --

Ronald P. Chrzanowski,         1998      150,000                    11,250
   President                   1997        2,250                      --

Barbara J. Dreyer, Treasurer   1998      109,000                     8,175
                               1997      150,000                    11,250
                               1996      150,000                    11,250

(1) Amounts paid directly to the retirement accounts of employees under the Company's simplified employee pension plan.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

On March 1, 1999, to the best of the Company's knowledge, no person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five per cent of the Company's outstanding common stock, $1.00 par value, except as follows:

                                          Number of                 Percent
     Name and Address                    shares held               of Class
     _______________________________________________________________________

     Robert H. Eder and Linda Eder       1,569,738(1)                52.3%
     2441 S.E. Bahia Way
     Stuart, Florida 34996

     Lance S. Gad                          164,280                    5.5%
     250 Fence Row Drive
     Fairfield, Connecticut 06430

(1) Robert H. Eder and Linda Eder are husband and wife, and each holds 784,869 shares directly.


The following table reflects as of March 1, 1999, the beneficial ownership of shares of common stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

      Name of Individual or                                  Shares     Percent
      Identification of Group                                 Owned    of Class

      Ronald P. Chrzanowski.............................      2,060        *
      James H. Dodge....................................        300        *
      Barbara J. Dreyer.................................      6,000        *
      Robert H. Eder (1)................................  1,569,738       52.3%
      Harold J. Harris (2)..............................     11,000        *
      Henry S. Woodbridge, Jr...........................      4,500        *
      All seven directors and officers as a group.......  1,593,598       53.2%

*Less than 1%
(1)  Includes 784,869 shares held by his wife, Linda Eder.
(2)  Includes 1,000 shares held by his wife in her name


                              CERTAIN TRANSACTIONS

In 1988, in accordance with a plan of distribution, the Company transferred the ownership of Providence and Worcester Railroad Company (Railroad) to the Company's shareholders. The Company and Railroad have a common controlling shareholder. As part of the plan, the Company received a promissory note in the amount of $9,377,000 payable over a period of twenty years with interest at 12% per year, (reduced to 10% in 1995) prepayable at any time without penalty. In March 1998, Railroad prepaid the note in full.

The Wilkesbarre Pier (the Pier) is a deep-water pier in East Providence, Rhode Island, which is integral to the operation of the petroleum storage facilities (the Facilities) in East Providence, Rhode Island. The Pier and the Facilities are connected by two petroleum pipelines. In 1995, the Company and Railroad (the owner of the Pier) entered into an agreement which, among other provisions, gave the Company the right to acquire the Pier for $1.

Effective January 1, 1998, Railroad and a company which uses the Pier to off-load product (Oil Company) entered into an agreement (the Agreement) whereby Oil Company agreed to pay annual fees for five years, which range from $185,000 to $235,000. Under the terms of the Agreement, the owner of the Pier is not required to make any repairs to the Pier. The Agreement may be terminated by Oil Company upon ninety (90) days' notice only in the event of a failure of a component of the Pier that the owner does not repair.

In January 1998, the Company exercised its right and acquired the Pier; and Railroad assigned its rights under the Agreement to the Company.

A trust for the benefit of the Company's controlling shareholder (the Trust) was party to an agreement (the Pipeline Agreement) with respect to the use of the two petroleum pipelines which connect the Pier to the Facilities. Since February 1983, the Company and any operator of its Facilities have had the right to use the pipelines for the transportation of petroleum products in consideration for which the Company assumed all of the Trust's obligations for repair and maintenance under the Pipeline Agreement and agreed to pay to the Trust a fee based upon the number of barrels of product transported through the pipelines. In 1997, the Company paid $20,000 to the Trust and was not required to make any payment with respect to maintenance and other expenses.

In December 1997, the Trust entered into an agreement with Oil Company which owns the two petroleum pipelines, under which Oil Company released the Trust from liability in connection with the pipelines for any costs incurred by Oil Company prior to the date of the agreement. Further, under the agreement the Trust is responsible for its proportionate share of a future repair or replacement to the pipelines in excess of $25,000. The Company had the option to purchase the rights of the Trust under the Pipeline Agreement and exercised its option in January 1998, acquiring all rights of the Trust for $50,000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has recommended that Lefkowitz, Garfinkel, Champi & DeRienzo P.C., who acted as independent auditors of the accounts of the Company for 1998, be appointed as independent auditors of the accounts of the Company for the year 1999. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting with the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

A copy of the annual report of the Company for the year ended December 31, 1998 is enclosed. Such report is not part of this proxy statement.


                             ADDITIONAL INFORMATION

The Company will provide without charge to each shareholder entitled to vote at the 1999 annual meeting, on the written request of any such shareholder, a copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB for the year 1998. Requests for copies of such report should be addressed to the Company at 100 Dexter Road, East Providence, Rhode Island 02914,
Attention: Treasurer.


                        PROPOSALS FOR 2000 ANNUAL MEETING

The 2000 annual meeting of the shareholders of the Company is scheduled to be held April 25, 2000. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 25, 1999.
                                  OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                             By Order of the Board of Directors


                                             STEPHEN J. CARLOTTI
                                             Secretary


Dated March   , 1999

                            CAPITAL PROPERTIES, INC.
                Annual Meeting of Shareholders -- April 27, 1999

The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder and Stephen J. Carlotti, or either of them, each with full power of substitution, acting jointly or singly if only one be present and acting, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in Capital Properties, Inc. at the annual meeting of shareholders to be held April 27, 1999 in Providence, Rhode Island, and at any adjournments thereof, as follows:

1. PROPOSAL TO AMEND THE BY-LAWS to eliminate mandatory retirement age for directors:

     _____FOR                  _____AGAINST                  _____ABSTAIN

2. PROPOSAL TO AMEND THE BY-LAWS to provide that further amendments to the By-laws may be adopted by a majority vote of either the board of directors or the shareholders:

     _____FOR                  _____AGAINST                  _____ABSTAIN

3.   ELECTION OF DIRECTORS:

     FOR all nominees listed below                 WITHHOLD  AUTHORITY to vote
     except as marked to the                       for all nominees listed
     contrary below ___                            below ______


R.H. Eder, R.P. Chrzanowski, J.H. Dodge, H.J. Harris, and H.S. Woodbridge, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_______________________________________________________________________________

4. PROPOSAL TO APPROVE THE APPOINTMENT OF LEFKOWITZ, GARFINKEL, CHAMPI & DERIENZO P.C. as independent public accountants of the Company for 1998:

     _____FOR                  _____AGAINST                  _____ABSTAIN

5. In their discretion, upon such other matters as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

                     PLEASE DATE, SIGN AND RETURN THIS PROXY

(Sign exactly as your names appear         Dated__________________________1999
hereon.  When signing as attorney,
executor, administrator, trustee,          Signed_____________________________
guardian or in a corporate capacity,
please give full title as such.            ___________________________________
In case of joint tenants or multiple
owners, each party must sign.)